United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
______________________________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARQ, INC.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47247-P12112 ARQ, INC. 8051 E. MAPLEWOOD AVE., SUITE 210 GREENWOOD VILLAGE, COLORADO 80111 ARQ, INC. 2024 Annual Meeting Vote by June 9, 2024 11:59 PM ET You invested in ARQ, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2024. Vote Virtually at the Meeting* June 10, 2024 9:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/ARQ2024 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Supplement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47248-P12112 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of eight directors, each set to serve for a term of one year until the next Annual Meeting of Stockholders: For each nominee Nominees: 01) Laurie Bergman 02) Jeremy Blank 03) Richard Campbell-Breeden 04) Carol Eicher 05) Gilbert Li 06) Julian McIntyre 07) Robert Rasmus 08) L. Spencer Wells 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the proxy statement for the 2024 Annual Meeting of Stockholders; For 3. To ratify the Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; For 4. To approve the Arq, Inc. 2024 Omnibus Incentive Plan; and For 5. To approve the Seventh Amendment to the Company’s Tax Asset Protection Plan. For NOTE: The undersigned stockholder(s) authorize(s) the individuals designated to vote the proxy to vote, in their discretion, to the extent permitted by applicable law, upon such other matters (none known by the Company at the time of solicitation of the proxy) as may properly come before the Annual Meeting or any adjournment or postponement.